Exhibit 10
SECOND AMENDED AND RESTATED SPONSOR COMPLETION GUARANTEE
     This Second Amended and Restated Sponsor Completion Guarantee (this “Guarantee”) dated as of January 21, 2011, is made by MGM Resorts International, formerly known as MGM MIRAGE, a Delaware corporation (“Completion Guarantor”), in favor of CITYCENTER HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and BANK OF AMERICA, N.A., as collateral agent pursuant to the Credit Agreement Collateral Agent Agreement referred to below (in such capacity together with its successors, the “Credit Agreement Collateral Agent”), U.S. Bank, National Association, as trustee, as collateral agent pursuant to the Additional First Lien Collateral Agent Agreement referred to below (in such capacity, together with its successors, the “Additional First Lien Collateral Agent”), and U.S. Bank, National Association, as trustee, as collateral agent pursuant to the Second Lien Collateral Agent Agreement (in such capacity, together with its successors, the “Second Lien Collateral Agent”), with reference to the following facts:
RECITALS
     A. The Company is the owner, directly or indirectly, of the land and improvements collectively constituting the CityCenter project in Clark County, Nevada (“CityCenter”).
     B. The Company entered into that certain Credit Agreement, dated as of October 3, 2008 (as amended, modified or restated, the “Credit Agreement”), with the lenders referred to therein (collectively, the “Lenders”) and Bank of America, N.A., as the administrative agent for the Lenders (in such capacity together with its successors, the “Administrative Agent” and the Administrative Agent, the Credit Agreement Collateral Agent, the Lenders, and any of their respective affiliates with a claim under or otherwise being entitled to the benefits of the Credit Agreement and related loan documents, and as more fully defined in the First Lien Intercreditor Agreement (as defined below), collectively, the “Credit Agreement Secured Parties”).
     C. The Company also entered into that certain Collateral Agent and Intercreditor Agreement, dated as of October 3, 2008 (as it may be amended, modified or restated from time to time, the “Credit Agreement Collateral Agent Agreement”), with the Credit Agreement Collateral Agent and the Administrative Agent, pursuant to which the Collateral Agent agreed to act as collateral agent for the Credit Agreement Secured Parties.
     D. Completion Guarantor and Dubai World, a Dubai, United Arab Emirates government decree entity (“Dubai World”), each indirectly own 50% of the issued and outstanding membership units in the Company. Accordingly, Completion Guarantor and Dubai World are interested in the completion of CityCenter and the financial success of the Company.
     E. As a condition to the making of Loans under the Credit Agreement, Completion Guarantor and Dubai World each entered into a Sponsor Completion Guarantee, dated October 31, 2008, providing several (and not joint or joint and several) Completion Guarantees (with respect to Completion Guarantor, the “Original Guarantee” and as amended and restated pursuant to the Amended and Restated Sponsor Completion Guarantee (MGM MIRAGE), dated as of April 29, 2009, the “Existing Completion Guarantee”), with respect to Dubai World, and as
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amended pursuant to an amendment dated as of April 29, 2009, the “Dubai World Completion Guarantee”, and together, the “Sponsor Completion Guarantees”).
     F. The Company, certain of the Lenders and the Administrative Agent are entering into that certain Amended and Restated Credit Agreement, dated as of the date hereof, (as amended, modified or restated, the “Amended and Restated Credit Agreement”), pursuant to which, inter alia, certain obligations of the Company will be amended and restated as set forth therein.
     G. The Company is party to an Indenture dated as of January 21, 2011 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Additional First Lien Agreement”), among the Company, the Guarantors identified therein and U.S. Bank, National Association, as trustee and as Additional First Lien Collateral Agent (the Secured Parties as defined therein, together with the other Additional First Lien Parties (as more fully defined in the First Lien Intercreditor Agreement (as defined below)), being referred to herein as the “Additional First Lien Secured Parties”).
     H. The Credit Agreement Collateral Agent, the Additional First Lien Collateral Agent, and the other representatives identified therein are party to a First Lien Intercreditor Agreement dated as of January 21, 2011 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “First Lien Intercreditor Agreement”).
     I. The Company is party to an Indenture dated as of January 21, 2011 (as amended, restated, supplemented, waived, or otherwise modified from time to time, the “Junior Lien Indenture”), among the Company, the Guarantors identified therein and U.S. Bank, National Association, as trustee and as Junior Lien Collateral Agent (the Secured Parties as defined therein being referred to herein as the “Junior Lien Secured Parties”).
     J. The Credit Agreement Collateral Agent, the Additional First Lien Collateral Agent, the Junior Lien Collateral Agent, and other representatives identified therein are party to a General Intercreditor Agreement dated as of January 21, 2011 (as amended, restated, supplemented, waived, or otherwise modified from time to time, the “General Intercreditor Agreement”).
     K. It is a condition precedent to the Effective Date (as defined in the Amended and Restated Credit Agreement) and to the transactions contemplated under the Additional First Lien Agreement and the Junior Lien Indenture that Completion Guarantor enter into this Guarantee to amend and restate the Existing Completion Guarantee as set forth herein.
AGREEMENT
     In order to induce the Beneficiaries (as hereinafter defined) to enter into their respective transaction documents and to extend, convert, or make the credit extensions contemplated by such documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Completion Guarantor, as primary obligor and not merely as
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surety, hereby unconditionally and irrevocably covenants and agrees for the benefit of the Company and each of the Beneficiaries as follows:
     1. Certain Defined Terms. Capitalized terms used herein have the meanings ascribed thereto in the Amended and Restated Credit Agreement as in effect on the Effective Date unless specifically defined herein. In addition to the terms defined in the preamble and the recitals to this Guarantee and in the body of this Guarantee, the following terms shall have the following respective meanings when used herein:
     “Beneficiaries” means:
          (a) the Credit Agreement Secured Parties;
          (b) the Additional First Lien Secured Parties; and
          (c) the Junior Lien Secured Parties.
     “Collateral Agent” means any of the Credit Agreement Collateral Agent, the Additional Fist Lien Collateral Agent(s), or the Junior Lien Collateral Agent.
“Completion Costs” has the meaning set forth in Section 2.1 hereof.
     “Construction Payables” means the unpaid amount of any claims made by any contractors, subcontractors, materialmen, vendors or other legitimate claimants made in respect of works of improvement, which have been conducted in furtherance of CityCenter and take priority over the Deed of Trust (including as determined by binding settlement or pursuant to a final and nonappealable order or judgment of a court of competent jurisdiction); provided that any such claim that is the subject of a bona fide dispute between the Company and the claimant, or is covered by a bond insuring the payment of such claim, in either case, to the reasonable satisfaction of the Credit Agreement Collateral Agent (or should there have been a Discharge of the Credit Agreement Obligations, of the Enforcement Collateral Agent), shall not be considered a “Construction Payable”.
     “Cost Overruns” means the amount of any and all construction costs for CityCenter that exceed $8,485,638,000 in the aggregate.
     “Crystals TA Expenses” has the meaning set forth in Section 2.1.
     “Discharge” has the meaning set forth in the First Lien Intercreditor Agreement.
     “Enforcement Collateral Agent” has the meaning set forth in Section 25.
     “Guaranteed Obligations” means the obligations of Completion Guarantor under this Guarantee.
     “Intercreditor Agreements” means the First Lien Intercreditor Agreement and the General Intercreditor Agreement.
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     “OCIP Insurance Payables” means (a) payment of all remaining risk premia and administration costs, as and when due, to Lexington Insurance Company and its co-insurers and reinsurers in connection with the Owner Controlled Insurance Program contemplated by the Construction Budget; and (b) payment of all remaining claims benefits to insured parties under the Owner Controlled Insurance Program as and when due, except to the extent that such claims are the financial responsibility of Lexington Insurance Company and its co-insurers and reinsurers.
     “Other Pending Construction Claims” has the meaning set forth in Section 2.1 hereof.
     “Pending Mechanics Lien Claims” has the meaning set forth in Section 2.1 hereof.
     “Perini Lawsuit Resolution” has the meaning set forth in Section 4.1 hereof.
     “Permitted Cash Collateral Substitution” has the meaning set forth in Section 4.2.
     “Related Party” shall mean any Loan Party (as such term is defined in the Amended and Restated Credit Agreement) or Grantor (as such term is defined in the General Intercreditor Agreement).
     “Release of Circus Deeds of Trust” has the meaning set forth in Section 4.2.
     “Remaining Construction Costs” has the meaning set forth in Section 2.1 hereof.
     “Secured Obligations” means collectively, (1) the Credit Agreement Obligations (as such term is defined in the First Lien Intercreditor Agreement), (2) the Additional First Lien Obligations (as such term is defined in the First Lien Intercreditor Agreement), and (3) the Junior Lien Obligations (as such term is defined in the General Intercreditor Agreement).
     “Security Balance Account” means a deposit account of that name to be maintained by the Company with the Credit Agreement Collateral Agent (or should there have been a Discharge of the Credit Agreement Obligations, with the Enforcement Agent), which is to be subject to the control agreement in favor of the Beneficiaries.
     “Sponsor Proceeds Account” means a deposit account of that name to be maintained by the Company with the Credit Agreement Collateral Agent (or should there have been a Discharge of the Credit Agreement Obligations, with the Enforcement Agent), which is to be subject to a control agreement in favor of the Beneficiaries.
     “Sponsors” means Completion Guarantor and Dubai World.
     2. Scope and Nature of Guarantee. Completion Guarantor hereby irrevocably agrees as follows:
          2.1 Without in any manner affecting Completion Guarantor’s obligations and rights with respect to CityCenter completion costs paid prior to the Effective Date, Completion Guarantor hereby guarantees the remaining costs of the completion of CityCenter consisting
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solely of the payment, when due of the following claims: (a) the Construction Payables relating to all mechanics liens filed in the Official Records of Clark County, Nevada as of the Effective Date, including those set forth on Schedule I attached hereto (the “Pending Mechanics Lien Claims”), (b) the Construction Payables relating to all other work done in respect of CityCenter prior to the Effective Date (whether or not the subject of filed mechanics liens described on Schedule I attached hereto) (the “Other Pending Construction Claims”), (c) the Construction Payables relating to the remaining completion work on CityCenter to be performed after the Effective Date and as described on Schedule II attached hereto (the “Remaining Construction Costs”), (d) the OCIP Insurance Payables, and (e) the Construction Payables relating to the tenant allowance obligations at Crystals described on Schedule III attached hereto (the “Crystals TA Expenses”) (the Pending Mechanics Lien Claims, the Other Pending Construction Claims, the Remaining Construction Costs, the OCIP Insurance Payables, and the Crystals TA Expenses, collectively, the “Completion Costs”).
          2.2 The obligations of Completion Guarantor hereunder are independent of and in addition to any other obligations of Completion Guarantor relating to the Company or CityCenter. For the avoidance of doubt, no other equity or debt investments made by Completion Guarantor or any of its Subsidiaries in the Company or any of its Subsidiaries or other payments made by Completion Guarantor or its Subsidiaries to or for the benefit of the Company or any of its Subsidiaries shall reduce or otherwise affect the amount of funds available to be drawn under this Guarantee.
          2.3 It is acknowledged and agreed that (a) Completion Guarantor retains all of its rights as surety in respect of all amounts paid by Completion Guarantor under the Existing Completion Guarantee and to be paid under this Guarantee to the extent that such amounts are Cost Overruns, including the right to receive MGM Completion Guarantee Reimbursement Amount solely as and when permitted by the terms of the agreements and instruments under which the Secured Obligations arise; provided, however, that Completion Guarantor shall in no manner be entitled to assert those rights against CityCenter or the Company (except solely with respect to the MGM Completion Guarantee Reimbursement Amount and solely as and when permitted by the terms of the agreements and instruments under which the Secured Obligations arise) unless and until there has been a Discharge of all Secured Obligations, and (b) subject in all respects to the agreements and instruments under which the Secured Obligations arise, Completion Guarantor shall be entitled to require the application of Condo Proceeds in the amount of $123,850,553 to the payment of remaining Completion Costs (as and when received), to have such amounts retained in the Sponsor Proceeds Account for the satisfaction of the Completion Costs or, following the satisfaction of all Completion Costs and subject to the terms of the agreements and instruments under which the Secured Obligations arise, to be remitted to Completion Guarantor in satisfaction of any MGM Completion Guarantee Reimbursement Amount then owing.
          2.4 Without limiting the generality of Section 3.1 hereof or of any of the other provisions of this Guarantee, should there be insufficient moneys in the Sponsor Proceeds Account in order to fund the Security Balance Account for the payment of any Completion Costs then due and owing, Completion Guarantor shall be obligated, without any prior demand or other
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action being required from or by any of the Beneficiaries, to promptly fund into the Sponsor Proceeds Account to cure any such deficiency.
     3. Guarantee Enforcement.
          3.1 If the Completion Guarantor fails to pay amount owing hereunder when due, the Enforcement Collateral Agent may (but shall not be required to) make demand hereunder upon the presentation of supporting documentation for any Completion Costs (or amounts under Section 19) then due and owing, and any such demand shall be payable by Completion Guarantor within ten (10) Business Days by wire transfer of immediately available funds to the Company for direct deposit into the Sponsor Proceeds Account and from such account, then disbursed for the name of the Company in payment of such Completion Costs; provided, however, that no such demand shall be made in respect of the Pending Mechanics Lien Claims unless and until a final, unstayed order or judgment has been entered in the Perini Lawsuit. Subject to the proviso in the preceding sentence relating to the Pending Mechanics Lien Claims, should Completion Guarantor default or otherwise fail to comply with such demand, the Enforcement Collateral Agent thereafter may (but shall not be required to) seek, compel, or recover with respect to such failure, the performance of such obligation pursuant to any right, power, and/or remedy available under this Guarantee, the Circus Deeds of Trust or the operative agreement(s) governing the Permitted Cash Collateral Substitution (as defined below) (as applicable), and/or applicable law. Any recovery obtained by the Enforcement Collateral Agent in such instance shall be directed to the satisfaction of such Completion Costs and not to the payment of any of the Secured Obligations except solely in the event and to the extent that the Beneficiaries in any manner whatsoever (including through protective advances, the application of collateral proceeds, or otherwise) satisfied or can be deemed to have satisfied the Completion Costs subject to such demand. In such event (and to such extent), the proceeds of such recovery shall be distributed (a) in the case of Completion Costs paid or otherwise satisfied through protective advances, to the Beneficiaries making such protective advances, and (b) in the case of Completion Costs paid or otherwise satisfied through the application of collateral proceeds, pursuant to the provisions of the Intercreditor Agreements as if such proceeds otherwise constituted collateral proceeds.
          3.2 Completion Guarantor agrees that its obligations hereunder shall not be affected by any exercise or non-exercise of remedies by any Beneficiary, and that this Guarantee shall continue to be enforceable against Completion Guarantor until it terminates in accordance with Section 31. Completion Guarantor’s obligations hereunder in accordance with the terms hereof shall be irrevocable and unconditional, including notwithstanding any (x) deterioration in the financial condition of the Company, including any bankruptcy or similar proceeding of the Company or any of its subsidiaries, (y) elimination or transfer of Completion Guarantor’s ownership interest in the Company, including in connection with any bankruptcy or similar proceeding or (z) any deemed satisfaction of (or any failure by Dubai World to fund any of) Dubai World’s obligations under the Dubai World Completion Guarantee.
          3.3 Notwithstanding any other provision of this Guarantee to the contrary, this Guarantee is not a guarantee of any of the Secured Obligations (including any Indebtedness thereunder).
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          3.4 Completion Guarantor may effect its funding obligations hereunder through fundings by itself or one or more of its direct or indirect Subsidiaries. Without affecting any different arrangement between Dubai World and Guarantor, insofar as their relationship as members of the Company may be concerned, each funding made pursuant to this Guarantee (whether made by Sponsor directly or through a Subsidiary) shall be deemed to constitute a contribution to the equity capital of the Company, except to the extent of (a) the obligations of the Company with respect to the MGM Completion Guarantee Reimbursement Amount and (b) the Completion Guarantor’s rights in and to the Condo Proceeds.
     4. Security for Guarantee.
          4.1 This Guarantee is secured by the Circus Deeds of Trust pertaining to the real and personal property described therein (the “Collateral”). In the event that the Enforcement Collateral Agent exercises its rights with respect to the Collateral as provided herein and in the Circus Deeds of Trust, the parties agree, without in any manner limiting the scope of this Completion Guaranty or the rights in the Collateral, that the proceeds of the Collateral shall be deemed to be applied first to satisfy Completion Guarantor’s obligations under this Guarantee with respect to the first $300,000,000 of Completion Costs required to be paid under the provisions of this Guarantee and then, to satisfy the remaining Completion Costs. Without limiting the generality of the other provisions of this Guarantee, in the event of the occurrence of any event of default under the Circus Deeds of Trust that, in the reasonable judgment of the Enforcement Collateral Agent, impairs the value of the Collateral in an amount not less than $25,000,000, the Beneficiaries shall be deemed to have an accelerated obligation under this Guarantee in the amount of the Enforcement Collateral Agent’s estimate of Completion Guarantor’s liability under this Guarantee (which in no circumstances shall be less than (a) $300,000,000 prior to the final resolution, whether via adjudication pursuant to a final and nonappealable order or judgment of a court of competent jurisdiction, payment, or settlement, of all claims at issue in the Perini Lawsuit (“Perini Lawsuit Resolution”) and (b) $50,000,000 subsequent to the Perini Lawsuit Resolution), and the Enforcement Collateral Agent shall be entitled, but not obligated, and may act (or refrain from acting) as it determines in its sole and absolute discretion, to pursue a foreclosure of the Circus Deeds of Trust (and/or any of them or any combination of them) if the Release of the Circus Deeds of Trust has not occurred and/or to pursue any other rights, powers, and/or remedies under the Circus Deeds of Trust (if the Release of the Circus Deeds of Trust has not occurred), this Guarantee, and/or applicable law.
          4.2 Upon the final resolution, whether by adjudication pursuant to a final and nonappealable order or judgment of any court of competent jurisdiction, payment, or settlement of (a) all Pending Mechanics Lien Claims, (b) all Other Pending Construction Claims, and (c) all Remaining Construction Costs, Completion Guarantor may obtain the release of the Circus Deeds of Trust (the “Release of the Circus Deeds of Trust”) by substituting cash collateral (the “Permitted Cash Collateral Substitution”) in an amount equal to the remaining aggregate amount of (a) the OCIP Insurance Payables and (b) the Crystals TA Expenses as estimated and certified by a Responsible Officer of Completion Guarantor and to the satisfaction of the Credit Agreement Collateral Agent (or should there have been a Discharge of the Credit Agreement Obligations, of the Enforcement Collateral Agent), such cash collateral to be deposited with the
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Credit Agreement Collateral Agent (or should there have been a Discharge of the Credit Agreement Obligations, with the Enforcement Collateral Agent) pursuant to pledge, deposit account, or similar agreements in form and substance acceptable to the Credit Agreement Collateral Agent (or should there have been a Discharge of the Credit Agreement Obligations, to the Enforcement Collateral Agent), it being understood that the purpose of the Permitted Cash Collateral Substitution is to secure the Completion Guarantor’s obligation to satisfy the then-remaining OCIP Insurance Payables and Crystals TA Expenses and that no Release of the Circus Deeds of Trust shall occur unless and until the Permitted Cash Collateral Substitution (including the resolution of all issues relating to the acceptability of the form and substance of any pertinent pledge, deposit account, or similar agreement) shall have occurred. Notwithstanding any other provision of this Guarantee to the contrary, such cash collateral may consist of Condo Proceeds to the extent expressly permitted pursuant to the provisions of the Amended and Restated Credit Agreement, the Additional First Lien Agreement, and the Junior Lien Indenture. In the event that Completion Guarantor may obtain the Release of the Circus Deeds of Trust pursuant to the provisions of this Section 4.2, the Credit Agreement Collateral Agent (or should there have been a Discharge of the Credit Agreement Obligations, the Enforcement Collateral Agent) shall be authorized (and shall be deemed to have been granted an irrevocable power of attorney by the Beneficiaries) to execute all documents necessary to effect such release without any further action being required on the part of the other Beneficiaries. Notwithstanding any other provisions of this Guarantee to the contrary, the Release of the Circus Deeds of Trust and the Permitted Cash Collateral Substitution shall in no manner constitute a defeasance (or other type of discharge) of Completion Guarantor with respect to any Guaranteed Obligations (including any Completion Costs) remaining unpaid as of (or arising after) the date of the Release of the Circus Deeds of Trust.
     5. Nature of Guarantee. This Guarantee is irrevocable and continuing in nature and relates to any Guaranteed Obligations now existing or hereafter arising. This Guarantee is a guarantee of prompt and punctual payment and performance and is not merely a guarantee of collection.
     6. Relationship to Other Agreements. Except as specifically noted herein, nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other transaction document, including without limitation the Sponsor Subordination Agreement, executed by Completion Guarantor or any other document, instrument or agreement executed by Completion Guarantor in connection with CityCenter, but each and every term and condition hereof shall be in addition thereto.
     7. Subordination of Indebtedness of the Company to Completion Guarantor. Completion Guarantor represents and warrants that, as of the date hereof, the Company and its Subsidiaries do not have any Indebtedness owing to Completion Guarantor other than the portion of the Sponsor Subordinated Debt that has already been advanced to the Company in connection with funding construction of CityCenter or as otherwise expressly provided or permitted in the Amended and Restated Credit Agreement, the Additional First Lien Agreement, and the Junior Lien Indenture (it being acknowledged that the MGM Completion Guarantee Reimbursement Amount and the right of MGM Resorts to receive Condo Proceeds in the amounts described above do not constitute Indebtedness). Completion Guarantor hereby agrees that all
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Indebtedness now or hereafter owed by the Company or any of its Subsidiaries to Completion Guarantor or any of its Subsidiaries shall be subordinated in right of payment to the Secured Obligations as and to the extent provided in the Sponsor Subordination Agreement, the Amended and Restated Credit Agreement, the Additional First Lien Agreement, or the Junior Lien Indenture (as applicable), and all such present or future Indebtedness of the Company or any of its Subsidiaries shall be subject to the Sponsor Subordination Agreement.
     8. Statutes of Limitations and Other Laws. Until the Guaranteed Obligations have been paid and performed in full or this Guarantee terminates in accordance with Section 31, all the rights, privileges, powers and remedies granted to the Beneficiaries hereunder shall continue to exist and may be exercised by the Beneficiaries at any time and from time to time irrespective of the fact that any of the Guaranteed Obligations or the Secured Obligations may have become barred by any statute of limitations. Completion Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.
     9. Waivers and Consents. Completion Guarantor consents and agrees that the Beneficiaries may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of their respective Secured Obligations or any part thereof, including, without limitation, any increase or decrease of the rate(s) of interest thereon and any increase or decrease in the principal amount of their respective Secured Obligations; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, their respective Secured Obligations or any part thereof, or any of the transaction documents to which Completion Guarantor is not a party or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the transaction documents or their respective Secured Obligations or any part thereof; (d) accept partial payments on the Secured Obligations; (e) receive and hold additional security or guarantees for their respective Secured Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guarantees, and apply any security and direct the order or manner of sale thereof as the Beneficiaries in their discretion may determine; (g) release any Person from any personal liability with respect to their respective Secured Obligations or any part thereof; (h) settle, release on terms satisfactory to the applicable Beneficiary or by operation of applicable Laws or otherwise liquidate or enforce any of their respective Secured Obligations and any security or guarantee therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (i) consent to the merger, change or any other restructuring or termination of the corporate or other existence of the Company or any other Related Party, and correspondingly restructure their respective Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Completion Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guaranteed Obligations.
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     The Enforcement Collateral Agent, on behalf of the Beneficiaries, may enforce this Guarantee independently of any other remedy or security the Beneficiaries at any time may have or hold in connection with their respective Secured Obligations. Completion Guarantor expressly waives any right to require the Beneficiaries to marshal assets in favor of the Company, Completion Guarantor or any other Person, and agrees that the Beneficiaries may proceed against the Company or any other Person, or upon or against any security or remedy, before proceeding to enforce this Guarantee, in such order as they shall determine in their discretion. The Enforcement Collateral Agent, on behalf of the Beneficiaries, may file a separate action or actions against the Company and/or Completion Guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Completion Guarantor agrees that the Beneficiaries and the Company and any Affiliates of the Company may deal with each other in connection with their respective Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the effectiveness and enforceability of this Guarantee. The Beneficiaries’ rights hereunder shall be reinstated and revived, and the enforceability of this Guarantee shall continue, with respect to any amount at any time paid on account of the Guaranteed Obligations which thereafter shall be required to be restored or returned by the Beneficiaries upon the bankruptcy, insolvency or reorganization of the Company, Completion Guarantor or any other Person, or otherwise, all as though such amount had not been paid. The rights of the Beneficiaries created or granted herein and the enforceability of this Guarantee with respect to Completion Guarantor at all times shall remain effective to guarantee the full amount of all the Guaranteed Obligations even though the Secured Obligations of certain (but not all) of the Beneficiaries shall have been paid in full and even though the respective Secured Obligations of the Beneficiaries, or any part thereof, or any security or guarantee therefor, may be or hereafter may become invalid or otherwise unenforceable as against the Company or any other Related Party or any other guarantor or surety and whether or not the Company or any other Related Party shall have any personal liability with respect thereto. Completion Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of the Company or any other Related Party with respect to any of the Secured Obligations, (b) the unenforceability or invalidity of any security or guarantee for any of the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for any of the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of the Company or any other Related Party (other than by reason of the full payment and performance of all their respective Secured Obligations and the termination of all commitments under the pertinent transaction documents), (d) any failure of the Beneficiaries to marshal assets in favor of the Company, any other Related Party or any other Person, (e) any failure of the Beneficiaries to give notice of sale or other disposition of any collateral securing any Secured Obligation to Completion Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of any collateral securing any Secured Obligation, (f) any failure of the Beneficiaries to comply with applicable Laws in connection with the sale or other disposition of any collateral securing any Secured Obligation or other security for any Secured Obligation, including without limitation, any failure of the Beneficiaries to conduct a commercially reasonable sale or other disposition of any collateral securing any Secured Obligation or other security for any Secured Obligation, (g) any
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act or omission of the Beneficiaries or others that directly or indirectly results in or aids the discharge or release of the Company or any other Related Party or any of their respective Secured Obligations or any security or guarantee therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation, (i) any failure of the Beneficiaries to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by the Beneficiaries, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code of the United States, (l) any use of cash collateral under Section 363 of the Bankruptcy Code of the United States, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of the Beneficiaries for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted in paragraph 40.495 of the Nevada Revised Statutes (“NRS”), the benefits of the one-action rule under NRS Section 40.430, or (q) any action taken by the Enforcement Collateral Agent that is authorized by this Section or any other provision of any transaction document. Without limiting the generality of any of the foregoing, in the event of any dissolution or insolvency of Completion Guarantor, the general inability of Completion Guarantor to pay debts as they mature, an assignment by Completion Guarantor for the benefit of creditors, the institution of any proceeding by or against Completion Guarantor alleging Completion Guarantor is insolvent or unable to pay its debts as they mature, and such event occurs prior to the Completion Date, the Beneficiaries shall be deemed to have an accelerated obligation under this Guarantee in the amount of Completion Guarantor’s estimated liability under this Guarantee (which in no circumstances shall be less than (a) $300,000,000 prior to the Perini Lawsuit Resolution and (b) $50,000,000 subsequent to the Perini Lawsuit Resolution), and the Enforcement Collateral Agent shall be entitled to file a proof of claim and otherwise pursue the allowance and recovery of such a claim (and take any and all other actions in connection therewith) in any such proceeding. Completion Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to any and all of the Secured Obligations, and all notices of acceptance of this Guarantee or of the existence, creation or incurrence of new or additional Secured Obligations.
     10. Condition of the Company and other Related Parties. Completion Guarantor represents and warrants to the Beneficiaries that Completion Guarantor has established adequate means of obtaining from the Company and each other Related Party, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Company and each other Related Party and their properties, and Completion Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the Company and each other Related Party and their properties. Completion Guarantor hereby expressly waives and relinquishes any duty
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on the part of the Beneficiaries (should any such duty exist) to disclose to Completion Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of the Company or each other Related Party or their properties, whether now known or hereafter known by the Beneficiaries during the life of this Guarantee.
     11. Liens on Real Property. Completion Guarantor expressly waives any defenses to the enforcement of this Guarantee or any rights of the Beneficiaries created or granted hereby or to the recovery by the Beneficiaries against the Company, any other Related Party or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale because all or any part of the Guaranteed Obligations or the Secured Obligations are secured by real property. This means, among other things: (1) the Beneficiaries may collect from Completion Guarantor without first foreclosing on any real or personal property collateral pledged by the Related Parties or by Completion Guarantor; (2) if the Beneficiaries foreclose on any real property collateral pledged by the Related Parties or by Completion Guarantor: (A) the amount of the Secured Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the Beneficiaries may collect from Completion Guarantor even if the Beneficiaries, by foreclosing on the real property collateral, have destroyed, terminated, or otherwise adversely affected any right Completion Guarantor may have to collect from the Related Parties. This is an unconditional and irrevocable waiver of any rights and defenses Completion Guarantor may have because all or any part of the Guaranteed Obligations or the Secured Obligations are secured by real property. Completion Guarantor expressly waives any defenses or benefits that may be derived from NRS Section 40.430 and judicial decisions relating thereto, and NRS Sections 40.451, 40.455, 40.457 and 40.459, and all other suretyship defenses it otherwise might or would have under Nevada Law or other applicable Law. Completion Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and Completion Guarantor’s or any other Person’s failure to receive any such notice shall not impair or affect Completion Guarantor’s obligations hereunder or the enforceability of this Guarantee or any rights of the Beneficiaries created or granted herein.
     12. Subrogation, Indemnification and Contribution. Other than in respect of MGM Completion Guarantee Reimbursement Amount and the application of Condo Proceeds (which shall be payable to Completion Guarantor as contemplated by Section 2.3 hereof), Completion Guarantor hereby defers and subordinates, until all of the Secured Obligations have been indefeasibly paid and performed in full and any commitments with respect to the Secured Obligations are terminated, (i) all rights to indemnification by the Related Parties in respect of any payments made by Completion Guarantor hereunder, (ii) all subrogation rights arising out of the making of such payments, and all other similar rights which may arise in favor of Completion Guarantor against any Related Party, (iii) all rights to set off against the assets of any Related Party, and (iv) all rights to reimbursement, to exoneration or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Completion Guarantor may have or hereafter acquire against any Related Party in connection with or as a result of Completion Guarantor’s execution, delivery and performance of this Guarantee.
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     13. Understandings with Respect to Waivers and Consents. Completion Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Completion Guarantor otherwise may have against the Company, any other Related Party, any Beneficiary or others, or against any collateral securing any Secured Obligation, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. Completion Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guarantee and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Guarantee or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Guarantee and such waivers and consents shall be effective to the maximum extent permitted by Law.
     14. Representations and Warranties.
          14.1 Completion Guarantor represents and warrants that there is no equitable or legal defense to the enforcement of this Guarantee against Completion Guarantor which has not been effectively waived to the extent legally possible.
          14.2 The execution, delivery and performance of this Guarantee does not (i) violate any provisions of law or any order or any court or other agency of government, (ii) contravene any provision of any material contract or agreement to which Completion Guarantor is a party or by which Completion Guarantor or Completion Guarantor’s assets are bound, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon an property, asset or revenue of Completion Guarantor except pursuant to or as set forth in the Circus Deeds of Trust.
          14.3 All consents, approvals, orders and authorizations of, and registrations, declarations and filings with, any governmental agency or authority or other person or entity, if any, which are required to be obtained in connection with the execution and delivery of this Guarantee or the performance of Completion Guarantor’s obligations hereunder have been obtained, and each is in full force and effect.
          14.4 Completion Guarantor has paid all taxes and other charges imposed by any governmental agency or authority due and payable by Completion Guarantor other than those that are being challenged in good faith by appropriate proceedings.
     15. Delegations and Assignments.
          15.1 This Guarantee shall inure to the benefit of the successors and assigns of the Beneficiaries who shall have, to the extent of their interest, the rights of Beneficiaries hereunder.
          15.2 This Guarantee is binding upon Completion Guarantor and its successors and assigns. Completion Guarantor is not entitled to assign or delegate its obligations
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hereunder to any other person without the written consent of each Collateral Agent, except that Completion Guarantor may delegate its obligation to fund Completion Costs hereunder to any of its wholly-owned direct or indirect Subsidiaries so long as such Subsidiary is a party to the Sponsor Subordination Agreement; provided, however, under no circumstances shall such delegation relieve Completion Guarantor of its obligations under this Guarantee.
     16. Additional Waiver. No delay on the part of any Beneficiary in exercising any of its rights (including those hereunder) and no partial or single exercise thereof and no action or non-action by any Beneficiary, with or without notice to Completion Guarantor or anyone else, shall constitute a waiver of any rights or shall affect or impair this Guarantee.
     17. Interpretation. The section headings in this Guarantee are for the convenience of reference only and shall not affect the meaning or construction of any provision hereof.
     18. Notices. All notices and other communications in connection with this Guarantee shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or e-mail transmission to the parties at the following addresses:
     The address of Completion Guarantor for notices is:
MGM Resorts International
3600 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Dan D’Arrigo
Executive Vice President and Chief Financial Officer
Telecopier: (702) 693-7628
ddarrigo@mgmresorts.com
     With a copy to:
MGM Resorts International
3600 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: William M. Scott IV
Executive Vice President — Corporate Strategy & Special Counsel
Telecopier: (702) 693-7628
Telephone : (702) 730-3940
bscott@mgmresorts.com
Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

     The address of the Credit Agreement Collateral Agent for notices is:
Bank of America, N.A.
Agency Management
Mail Code: TX1-492-14-11
Bank of America Plaza
901 Main Street, 14th Floor
Dallas, TX 75202-3714
Attention: Maurice Washington, Vice President
Telecopier: (214) 290-9544
maurice.washington@bankofamerica.com
     With a copy to:
Bank of America, N.A.
Special Assets Group
Mail Code: TX1-492-66-01
901 Main Street, 66th Floor
Dallas, TX 75202
Attention: John (Jack) W. Woodiel III
Telecopier: (214) 290-9475
Telephone: (214) 209-0955
jack.woodiel@bankofamerica.com
     And to:
Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606-4637
Attention: Thomas S. Kiriakos
Telecopier: (312) 706-8232
Telephone: (312) 701-7598
tkiriakos@mayerbrown.com
     The address for the Additional First Lien Collateral Agent for notices is:
U.S. Bank, National Association
EP-MN-WS3C
60 Livingston Avenue
St. Paul, MN 55107-1419
Attention: Ray Haverstock
Telecopier: (651) 495-8097
Telephone: (651) 495-3909
raymond.haverstock@usbank.com
     With a copy to:
Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

Dorsey & Whitney LLP
250 Park Avenue
New York, New York 10177-1500
Attention: Mark Jutsen
Telecopier: (212) 953-7201
Telephone: (212) 415-9335
justsen.mark@dorsey.com
     The address for the Junior Lien Collateral Agent for notices is:
U.S. Bank, National Association
EP-MN-WS3C
60 Livingston Avenue
St. Paul, MN 55107-1419
Attention: Ray Haverstock
Telecopier: (651) 495-8097
Telephone: (651) 495-3909
raymond.haverstock@usbank.com
     With a copy to:
Dorsey & Whitney LLP
250 Park Avenue
New York, New York 10177-1500
Attention: Mark Jutsen
Telecopier: (212) 953-7201
Telephone: (212) 415-9335
justsen.mark@dorsey.com
     19. Costs and Expenses. Completion Guarantor agrees to pay to each Collateral Agent all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by such Collateral Agent in the enforcement or attempted enforcement of this Guarantee, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (including the reasonably allocated cost of legal counsel employed by such Collateral Agent), incurred or paid by such Collateral Agent in exercising any right, privilege, power or remedy conferred by this Guarantee, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guaranteed Obligations (and shall not be subject to any liability cap) and shall be paid to such Collateral Agent by Completion Guarantor, immediately upon demand, together with interest thereon at the Default Rate provided for under the applicable transaction document, which in the case of the Credit Agreement Collateral Agent, shall be the Amended and Restated Credit Agreement.
     20. Construction of this Guarantee. This Guarantee is intended to give rise to absolute and unconditional obligations on the part of Completion Guarantor; hence, in any
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construction hereof, notwithstanding any provision of any transaction document to the contrary, this Guarantee shall be construed strictly in favor of the Beneficiaries (and against Completion Guarantor) in order to accomplish its stated purpose.
     21. Liability. Completion Guarantor and by its acceptance hereof the Beneficiaries hereby confirm that it is the intention of all such parties that the guarantees by Completion Guarantor pursuant to this Guarantee do not constitute a fraudulent transfer or conveyance for purposes of any federal or state Law. To effectuate the foregoing intention, and notwithstanding any other provision of this Guarantee to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate Completion Guarantor’s obligations under this Guarantee under any fraudulent conveyance, fraudulent transfer theory, or any other theory under any law, including whether under state or federal law, Completion Guarantor, automatically and without any further action being required of such Completion Guarantor or any Collateral Agent, shall be liable under this Guarantee only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by the Completion Guarantor under any guarantee of the Guaranteed Obligations (or any portion thereof) at the time of the execution and delivery of the Original Guarantee as such term is defined herein (or, if such date is determined not to be the appropriate date for determining the enforceability of such Completion Guarantor’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical Guarantee voidable under applicable law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being any such Completion Guarantor’s “Maximum Completion Guarantee Amount”), and not for any greater amount, as if the stated amount of this Guarantee as to such Completion Guarantor had instead been the Maximum Completion Guarantee Amount. This Section is intended solely to preserve the rights of each Collateral Agent and other Beneficiaries under this Guarantee to the maximum extent not subject to avoidance under applicable law, and neither any Completion Guarantor nor any other person or entity shall have any right or claim under this Section with respect to the limitation described in this Guarantee, except to the extent necessary so that the obligations of any Completion Guarantor under this Guarantee shall not be rendered voidable to the detriment of the Beneficiaries under applicable law. The liability of Completion Guarantor hereunder is independent of any other guarantees at any time in effect with respect to all or any part of the Guaranteed Obligations, including the Dubai World Completion Guarantee, and Completion Guarantor’s liability hereunder may be enforced regardless of the existence of any such guarantees. Any termination by or release of Completion Guarantor in whole or in part shall not affect the continuing liability of any other guarantor, and no notice of any such termination or release shall be required. The execution hereof by Completion Guarantor is not founded upon an expectation or understanding that any other guarantee of the Guaranteed Obligations will ultimately be enforceable.
     22. Amendments. This Guarantee may be amended only with the written consent of Completion Guarantor, the Company and each Collateral Agent.
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     23. Counterparts. This Guarantee may be executed in one or more duplicate counterparts, and when executed and delivered by all of the parties listed below shall constitute a single binding agreement.
     24. Enforcement. At any time that Completion Guarantor fails to fund, on a timely basis, the amount of any Guaranteed Obligation after receipt of a proper demand hereunder, the Enforcement Collateral Agent shall be entitled to seek remedies against Completion Guarantor to compel the funding of its obligations hereunder. The Enforcement Collateral Agent may exercise any remedy available at law or equity to enforce this Guarantee, including, without limitation, the following:
          (a) Specific Performance. The Enforcement Collateral Agent may seek an order for specific performance of Completion Guarantor’s funding obligations. Completion Guarantor agrees that money damages would be an inadequate remedy for breach of its funding obligations hereunder and hereby agrees in advance to an order of specific performance enforcing any or all of such obligations; and
          (b) Foreclosure. The Enforcement Collateral Agent may proceed to foreclose against the Collateral pursuant to the Circus Deeds of Trust. The proceeds of any Collateral secured by the Circus Deeds of Trust shall be deemed to be applied in the order of priority set forth in Section 4.1 hereof.
     25. Enforcement Collateral Agent. Completion Guarantor acknowledges that each Collateral Agent, insofar as Completion Guarantor is concerned, is authorized to enforce the provisions of this Guarantee for the benefit of the Beneficiaries. Each party hereto (including Completion Guarantor) further acknowledges that whichever Collateral Agent is the then-Applicable Collateral Agent (as such term is defined in the First Lien Intercreditor Agreement) (the “Enforcement Collateral Agent”) shall be the exclusive agent of the Beneficiaries to exercise or enforce their rights, remedies, privileges and powers under this Guarantee and to otherwise act on their behalf in all matters related hereto. Completion Guarantor shall respect and treat any and all actions so taken by the Enforcement Collateral Agent as if taken by the Beneficiaries. So long as the Intercreditor Agreements remain in force pursuant to their terms, (a) any action taken or not taken by the Credit Agreement Collateral Agent or the Enforcement Collateral Agent (as the case may be) pursuant to the provisions hereof shall be deemed to be an action taken or not taken (as the case may be) by a Collateral Agent pursuant to the provisions of the Intercreditor Agreements, (b) without limiting the generality of the foregoing, in taking or not taking any such action, Credit Agreement Collateral Agent or the Enforcement Collateral Agent (as the case may be) shall have the full benefit of all exculpatory provisions in the Intercreditor Agreements, and (c) except for those specific instances when the Credit Agreement Collateral Agent (in such capacity) is expressly authorized to act (or not act) pursuant to the provisions of this Guarantee, only the Enforcement Collateral Agent may take any action, on behalf of the Beneficiaries, to enforce this Guarantee against Completion Guarantor.
     26. Not a Contract to Make a Loan, Etc. This Guarantee shall not be deemed to be a contract to make a loan, or extend other debt financing or financial accommodation, for the
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benefit of the Company or to issue a security of the Company within the meaning of Section 365(c)(2), (e)(2)(B) of the United States Bankruptcy Code.
     27. Governing Law; Jurisdiction; Etc.
          27.1 GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA.
          27.2 SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA SITTING IN CLARK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE DISTRICT OF NEVADA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEVADA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTEE SHALL AFFECT ANY RIGHT THAT ANY COLLATERAL AGENT OR ANY BENEFICIARY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AGAINST COMPLETION GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
          27.3 WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 27.2 OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMUTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
          27.4 SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 18. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
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     28. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     29. Integration of Terms. This Guarantee contains the entire agreement between Completion Guarantor and the Beneficiaries relating to the subject matter hereof and supersedes all oral statements and prior writings with respect hereto.
     30. No Defense. Completion Guarantor expressly agrees that its continuing, several liability for the Guaranteed Obligations shall not be affected or diminished in any way by any defense, including, without limitation, any sovereign immunity defense, Dubai World may possess or assert with respect to Dubai World’s obligations under the Dubai World Completion Guarantee. The execution hereof by Completion Guarantor is not founded upon an expectation or understanding that Dubai World will not possess or assert any sovereign immunity defense or any other defense with respect to payment under the Dubai World Completion Guarantee. It is understood and agreed that nothing in this Section shall diminish or otherwise detract from Completion Guarantor’s waivers of defenses set forth in this Guarantee.
     31. Satisfaction. Subject in all respects to automatic reinstatement pursuant to the provisions of Section 9, this Guarantee shall be deemed satisfied (and thus, of no further force and effect) upon the final resolution, whether via adjudication pursuant to a final and nonappealable order or judgment of a court of competent jurisdiction, payment, or settlement, of all Completion Costs (and attendant amounts, if any, owing under Section 19); provided, however, that such satisfaction shall have no effect on (and specifically, shall not in any manner whatsoever vitiate, affect the validity or finality, un-do, or otherwise disturb) any Completion Cost previously paid or otherwise resolved, whether pursuant to the provisions of this Guarantee or otherwise.
     32. Severability. Consistent with the provisions of Section 21 hereof, wherever possible, each provision of this Guarantee will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee.
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     33. Conflicts Among Documents. Any conflict between the provisions of this Guarantee and the provisions of any agreement or other instrument relating to any of the Secured Obligations shall be governed by the provisions of this Guarantee.
     34. Nature of Secured Obligations Inter Se. Completion Guarantor acknowledges that the purpose of this Guarantee is to provide for the resolution of Completion Costs so that mechanics liens and other covered claims on CityCenter that might otherwise constitute competing (and/or senior) lien claims in and to CityCenter to the possible detriment of the Beneficiaries (regardless of the relative priority of the liens or other rights of the Beneficiaries inter se) are (and can be) discharged. As such, Completion Guarantor further acknowledges that nothing contained herein is intended to contradict or be deemed to be evidence of an intent to otherwise vary the meaning of the provisions of the Intercreditor Agreements, including as to the nature, priority, or potential classification of the Secured Obligations inter se, including the provisions of the General Intercreditor Agreement to the effect that (i) the Junior Lien Secured Parties’ claims against the Company and/or any other Grantor (as such term is defined in the General Intercreditor Agreement), including in respect of the Common Collateral (as such term is defined in the General Intercreditor Agreement), constitute claims separate and apart (and of a different nature) from each of the Credit Agreement Obligations and the Additional First Lien Obligations against the Company and each other Grantor (as such term is defined in the General Intercreditor Agreement), including in respect of the Common Collateral, (ii) the grant of Liens (as such term is defined in the General Intercreditor Agreement) to secure either the Credit Agreement Obligations or the Additional Lien Obligations each constitutes a separate and distinct grant of Liens from any Liens granted to secure the Junior Lien Obligations; and (iii) because of, among other things, their differing payment terms, their differing covenant rights, and their differing rights in the Common Collateral (including vis a vis any Grantor and/or in directing the exercise of any rights in and remedies against the Common Collateral), each of the Credit Agreement Obligations and the Additional First Lien Obligations is fundamentally different from each other and moreover, each is fundamentally different and distinct from (and substantially dissimilar, within the meaning of Section 1122 of the Bankruptcy Code, to) the Junior Lien Obligations and must be separately classified in any Plan of Reorganization (as such term is defined in the General Intercreditor Agreement) proposed or confirmed in an Insolvency or Liquidation Proceeding (as such term is defined in the General Intercreditor Agreement).
     35. Amendment, Restatement, and Continuation of Original Guarantee. This Guarantee shall not replace the Existing Completion Guarantee and shall not otherwise become effective unless and until the occurrence of the Effective Date. Completion Guarantor irrevocably acknowledges and confirms: (a) that, upon such effectiveness, this Guarantee shall constitute an amendment, restatement, and uninterrupted continuation of the Original Guarantee (it being agreed that the remaining claims under the Original Guarantee are limited to the Completion Costs and to the other Guaranteed Obligations under Section 19 relating thereto), (b) that the Completion Guarantor’s obligations hereunder were first incurred to the extent set forth therein upon the initial execution and delivery of the Original Guarantee and expanded, if at all, to the extent set forth in the Existing Completion Guarantee, (c) that nothing contained in the Amended and Restated Credit Agreement, the Additional First Lien Agreement, the Junior Lien Indenture, the First Lien Intercreditor Agreement, the General Intercreditor Agreement, or in any other loan document involving the Company impairs or otherwise adversely affects or shall be
Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

deemed to have impaired or to have otherwise adversely affected any of the Completion Guarantor’s obligations under the Original Guarantee and Existing Completion Guarantee as amended and restated first in the Existing Completion Guarantee and now herein, (d) that such Original Guarantee, as amended and restated first in the Existing Completion Guarantee and now herein, otherwise remains in full force and effect, (e) that the Completion Guarantor hereby reaffirms and ratifies the Original Guarantee, as amended and restated first in the Existing Completion Guarantee and as now limited herein, in each and every respect, and (f) that this Guarantee constitutes its valid and binding obligations.
[Signature Page to Follow]
Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

     IN WITNESS WHEREOF, Completion Guarantor has caused this Guarantee to be duly executed and delivered as of the day and year first written above.

MGM Resorts International, formerly known as MGM MIRAGE, a Delaware corporation
By:	/s/ William M. Scott IV
William M. Scott IV
Authorized Representative

AGREED AND ACCEPTED: BANK OF AMERICA, N.A. as Credit Agreement Collateral Agent
By:	/s/ Maurice Washington
	Name:	Maurice Washington
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as Additional First Lien Collateral Agent
By:	/s/ Raymond S. Haverstock
	Name:	Raymond S. Haverstock
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as Junior Lien Collateral Agent
By:	/s/ Raymond S. Haverstock
	Name:	Raymond S. Haverstock
	Title:	Vice President

Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

Schedule I
Pending Mechanics Lien Claims
[see attached]
Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

Schedule I
Pending Mechanics Lien Claims
Revised 1/12/2011

CLAIMANT	AMOUNT	DOCUMENT NO.	COMMENT
Perini Building Company	$313,003,141.00	20100328-3424	Lis Pendens 20100507-4223/GlennReider Lis Pendens 20100528-4152 /Northwestern Inc LP 20100803-3176 /Lone Mountain Excavation 20100614-1832/Coco Concrete 20100702-4110/20100713-2886/Amendment 20101014-3458/Amendment 20101915-180/Amended 20101108-3465/Amended 20101223-474
Fisk Electric Company	$38,015,095.00	20100402-3092	Amended 20100512-4350
Desert Plumbing & Heating Co	$19,104,671.00	20100402-3572
Standard Drywall Inc.	$18,870,346.00	20100405-609	New Lien 20100910-3708
Western Tile Marble	$8,271,209.00	20100423-2987	Partial Reon 20100928-3951
Enclos Corp.	$7,363,784.00	20100326-3201
Pacific Coast Steel Inc.	$7,044,205.09	20100406-1326
Rapid Mechanical Contractors, Inc.	$6,628,509.94	20100219-3744
Rapid Mechanical Contractors, Inc.	$5,624,088.56	20100219-3745
Show Canada Industries	$5,235,116.02	20090923-1986	Amended 20100514-1908
Amazon Masonry Inc.	$4,543,000.00	20101206-311
Steel Engineers, Inc.	$3,619,304.00	20100104-4777	Amended 20100708-4184
Southwest Circle Group, Inc.	$3,176,047.00	20100302-3340
Schuff Steel Company	$2,576,164.54	20100408-4051
Amazon Masonry	$2,552,004.24	20100217-3753
Southwest Steel	$2,213,876.71	20100412-1757	Amended 20100505-2584/Amended 20100630-1087/20100728-3325/Partial Recon 20100820-3651/Partial Recon 20100807-4282/Partial Recon 20100921-3847/Partial Recon 20101006- 912/Amended Partial Recon 20101007-1344/Partial Recon 20101027- 2336/Partial Recon 20101130-2219
Silver Steel Inc.	$1,975,438.90	20100419-1099
Converse Professional Group	$1,648,333.70	20100812-1545
Coco Concrete Construction	$1,595,428.00	20100821-3671
Silver Steel Inc.	$1,465,140.46	20100419-1100
Pacific Coast Steel	$1,430,943.43	20100514-273
BAZ Construction	$1,352,806.30	20100616-242
Dumas Concepts in Building Inc.	$1,206,025.00	20100507-672
Pacific Coast Steel Inc.	$1,182,977.56	20100406-1349
Century Steel Inc.	$1,114,448.34	20100514-272	Researching if duplicate of 20100406-1343
Converse Professional Group	$1,098,889.13	20100812-1547
Converse Professional Group	$1,098,889.13	20100812-1548
Century Steel Inc.	$1,073,792.20	20100406-1322
F. Rodgers Corp.	$1,039,649.17	20100302-683	Amended 20100505-4148
Insulation Contracting & Supply Inc.	$1,007,100.00	20101124-2264
Rapid Mechanical Contractors, Inc.	$1,003,696.24	20100219-3748
Silver Steel Inc.	$938,535.00	20100419-2280
Commercial Cabinet Company	$802,429.16	20100728-377
Pacific Coast Steel Inc.	$797,056.83	20100406-1331
Far East Aluminum Works	$750,000.00	20100423-2988	Amended 20100517-3458/Partial Recon 20101001-3179
Century Steel Inc.	$743,343.67	20100406-1325
Pacific Coast Steel Inc.	$737,665.83	20100406-1333
Pacific Coast Steel	$710,791.84	20100707-117
Pacific Coast Steel Inc.	$618,460.67	20100406-1324
National Air Balance	$577,741.17	20100601-544
Century Steel Inc.	$576,435.41	20100406-1348
Siemens Industry Inc.	$567,702.98	20100728-2705	Amended 20101115-3079
Converse Professional Group	$549,444.57	20100812-1546
The Converse Professional Group	$549,444.57	20100826-1240
Big Town Mechanical	$549,414.53	20100328-387	Amended 20100506-3924/Partial Recon 20101019-2948
Metalmen Inc.	$547,839.61	20100322-2297
Enclos Corp.	$528,751.00	20100328-3200
F. Rodgers Corp.	$516,755.97	20100505-4143	Amended 20100525-2054
Dumas Concepts in Building Inc.	$513,856.00	20100507-673
Century Steel Inc.	$499,331.88	20100406-1341
Ca. Whsl Mat Sply dba Calply	$488,342.73	20100112-4065
Lewis Equipment Company	$451,927.03	20100323-4057
Enclos Corp.	$400,488.00	20100326-3199
Southern Nevada Paving	$400,000.00	20100429-2517	Partial Recon 20101109-2044
California Wholesale Supply/dba Calply	$399,983.15	20100429-4212
Rock Island Rigging	$390,139.29	20100323-4058
Silver Steel Inc.	$362,328.00	20100419-1098
ControlWorks, Inc.	$361,588.17	20100927-5362
Lewis Equipment Company	$357,973.73	20100323-4056
Siemens Industry Inc.	$349,257.29	20101230-1318
The Tooles Contracting Group	$345,860.92	20100604-1714

Schedule I
Pending Mechanics Lien Claims
Revised 1/12/2011

Nova Quality Assurance Consulting Services LLC	$342,104.99	20100607-3417	Amended 20100927-1324
Bombard Mechanical LLC	$340,374.91	20100128-3025	Beso / Lis Pendens 20100429-4708
Century Steel Inc.	$321,083.53	20100408-1330
Bombard Electric	$306,431.00	20100121-2134	Lis Pendens 20100429-4709
ControlWorks, Inc.	$296,782.54	20100922-2730
Southwest Circle Group, Inc.	$284,114.00	20100302-3341
Rock Island Rigging	$275,348.34	20100323-4055
IMG Mechanical Group	$265,204.40	20100602-3988	Wolfgang Puck Brasserie
F. Rodgers Corp.	$281,731.14	20100427-4348
Pacific Coast Steel Inc.	$260,928.57	20100406-1342
Lewis Equipment Company	$260,088.11	20100323-4059
Glasswall Construction, Inc.	$255,000.00	20100922-2551
Jetstream Construction, Inc.	$241,796.53	20101105-2604
Maximum Enterprises, LLC	$239,666.58	20100225-4552
F. Rodgers Corp.	$221,618.00	20100427-4338
Union Erectors LLC	$209,125.00	20100512-90
Shawmut Woodworking & Supply	$206,535.00	20100930-4603
Metalmen Inc.	$183,189.40	20100322-2298
Henri Specialties Co. Inc.	$182,468.00	20100301-3456	Amended 20100308-5116; Amend 20100309-3335
Century Steel Inc.	$180,013.40	20100514-274
Cambridge Architectural	$179,743.13	20100312-2111	Amended 20100323-2664/20100603-1482
F. Rodgers Corp.	$176,415.33	20100427-4345
Insulation Contracting & Supply Inc.	$171,924.52	20100503-3748
Pacific Coast Steel Inc.	$171,649.28	20100406-1347
Anning-Johnson Company	$170,770.00	20100517-1915	Wolfgang Puck Brasserie
F. Rodgers Corp.	$168,696.12	20100427-4348
TAB Contractors Inc.	$165,000.00	20100409-3740	Amended 20100421-3448 / 20100528-3743/20101203-1674
Lone Mountain Excavation & Utilities	$160,725.88	20100528-340
Global Island, Inc.	$158,624.00	20100219-3587	Masa Japanese
Tooles Contracting Group	$153,555.14	20100616-379
Brand Energy Services LLC	$150,093.20	20100506-531
Brand Energy Services LLC	$150,093.20	20100513-2263
Global Island, Inc.	$147,249.00	20100219-3588	Cafe Centro
Lone Mountain Excavation & Utilities	$146,577.12	20100601-2238
Union Erectors LLC	$141,253.00	20100512-18
Silver Steel Inc.	$140,826.00	20100419-2281
IMG Mechanical Group	$140,079.00	20100514-3885
Century Steel Inc.	$139,702.98	20109406-1334
Commercial Cabinet Co.	$139,622.10	20100408-524
IMG Mechanical Group	$135,111.00	20100427-4404
Greene Construction	$132,921.17	20100105-4260	Amended 20100208-2059/20100414-3218/20100526-2450/20100601896
Metalmen Inc.	$120,186.60	20100825-4020
PA Las Vegas, LLC	$120,121.99	20100226-4435	World News Kaffee & The Cup
LLO Inc dba Acme Electric	$120,000.00	20100409-3739	Amended 20100421-3447 / 20100528-3744/20101203-1873
Mechanical Insulation Spec.	$119,402.59	20090717-4165	Amended 20100115-1354/20100504-3228 / 20100520-1462 / 20100602-3757 / 20100610-4533/Partial Recon 20101222-3508
Commercial Cabinet Co.	$116,148.00	20100408-525
Century Steel Inc.	$110,070.00	20100408-1336
Lone Mountain Excavation & Utilities	$107,741.88	20100528-337
Rock Island Rigging	$105,071.00	20100323-4053
Eberhard Southwest Roofing	$104,997.00	20100716-2597
Century Steel Inc.	$104,772.00	20100406-1318
F. Rodgers Corp.	$103,512.40	20100427-4343
Pacific Coast Steel Inc.	$103,110.45	20100406-1338
Century Steel Inc.	$102,713.78	20100406-1346
F. Rodgers Corporation	$101,758.61	20100505-4137	Wolfgang Puck Brasserie
Maloney & Bell General Contractors, Inc.	$100,181.98	20100301-3037
Siemens Industry Inc.	$98,750.00	20100517-2706
Insulation Contracting & Supply Inc.	$97,863.28	20100503-3747
C. R. Laurence Co Inc	$96,981.51	20100301-1150
Tiffiny Decorating Co.	$95,540.20	20100112-2586	Amended 20100205-3365/Amended 20100511-3846 / Amended 20101012-3663
National Air Balance	$91,814.80	20100601-545
Rock Island Rigging	$91,773.43	20100402-1447
Recreation Development Co.	$89,428.00	20100413-3814
Siemens Industry Inc.	$87,453.74	20101230-1383
Pacific Coast Steel Inc.	$83,312.81	20100406-1323
Absolute Metals LLC	$82,327.20	20100513-2924	Wolfgang Puck Brasserie
Penhall Company	$81,794.36	20100603-3061	Amended 20101112-4107
IMG Mechanical Group	$81,357.27	20100602-3987	Wolfgang Puck Pods

Schedule I
Pending Mechanics Lien Claims
Revised 1/12/2011

Anning-Johnson Company	$80,053.30	20100623-2472	Extension 20101223-5282
Desert Plumbing & Heating Co	$79,077.04	20100402-3571	Amended 20101110-1106
F. Rodgers Corp.	$78,968.64	20100505-4142	Amended 20100525-2056
Tiffany Decorating Company	$77,925.52	20100927-4708
Ahern Rentals	$77,117.99	20100514-2744
Lally Stell, Inc.	$77,037.86	20100219-1300	Harmon Lobby
Siemens Industry Inc.	$74,534.25	20100728-2698
Siemens Industry Inc.	$72,971.62	20101118-273
Global Island, Inc.	$72,951.00	20100219-3590	Block C-Sobella
Nedco Supply	$71,247.39	20101216-4257
Ca. Whsl Mat Sply dba Calply	$69,162.21	20100112-4066
F. Rodgers Corporation	$69,016.50	20100106-2430
Sierra Glass & Mirror	$68,128.00	20100413-3825
Century Steel Inc.	$65,708.90	20100406-1337
Global island, Inc.	$64,054.00	20100219-3589	American Bistro
American Door Installation	$63,022.11	20100910-3689
Lloyd’s Refrigeration, Inc.	$62,841.71	20100310-2832	Amendment 20101013-2035/Amendment 20101019-2417/Amended 20101026-960
Lloyd’s Refrigeration Inc.	$62,722.03	20100422-1445	Wolfgang Puck Brasserie
Insulation Contracting & Supply Inc.	$51,757.00	20100422-3728	Amended 20100527-2240/20100615-3288/20100927-4111/20100929-4188/20101001-3289
Kirkwood Stone Tile & Carpet Inc.	$60,460.60	20101208-1685
F. Rodgers Corp.	$58,816.86	20100427-4333
Lone Mountain Excavation & Utilities	$58,378.53	20100528-341	Amended 20100604-5339
Culinary Design and Fixture Inc.	$58,334.00	20100929-4188	Amended 20101028-956/Amended 20101108-3452/Amended 20110106-t231
Collcrete Corporation	$56,962.70	20100405-3898
Century Steel Inc.	$55,046.93	20100406-1345
F. Rodgers Corp.	$54,517.44	20100503-3952
Peek Construction Company d/b/a El Camino Construction	$53,448.65	20100329-3261	Amended 20100416-3556 (also amends 20100315-3510)/Amended 20101109-1445
Peek Construction Company d/b/a El Camino Construction	$53,448.65	20100329-3263	Amended 20100416-3555/Amended 20101109-1446
Peek Construction Company d/b/a El Camino Construction	$53,448.65	20100329-3264	Amended 20100416-3553/Amended 20101109-1447
Peek Construction Company d/b/a El Camino Construction	$53,448.65	20100329-3265	Amends 20100315-3512, 20100315-3513, Amend 20100416-3557/ Amended 20101109-1448
Sierra Glass & Mirror Inc.	$61,400.00	20100325-4077
Insulation Contracting & Supply Inc.	$49,624.12	20100503-3746
S3H, Inc.	$48,605.95	20100521-1512	Amends 20100219-3741, 3742, 3743/Amended 20100714- 1820/Partial Recon 20101004-3729/Partial Recon
Insulation Contracting & Supply Inc.	$45,405.64	20100503-3749
Penhall Company	$45,148.48	26100716-2780	Amended 20101112-4108/Amended 20110107-1623
Energy Mechanical Insulation	$43,079.00	20100630-4097
Glaziers Joint Trust Funds	$43,000.00	20100824-669
Brand Energy Services LLC	$42,768.23	20100512-1757
ControlWorks, Inc.	$40,739.00	20100927-2583
Kirkwood Stone Tile & Carpet Inc.	$38,582.00	20100819-1084	Amended 20100826-2300
Reliable Steel Inc.	$38,299.00	20100421-1754
Long Building Technology	$38,070.00	20100111-2911	Beso Restaurant
Royal Metal Works Corp	$37,394.38	20100128-3024	Amended 20100217-3197
Century Steel Inc.	$36,485.25	20100406-1327
Peek Construction Company d/b/a El Camino Construction	$36,205.40	20100329-3262	Amended 20100416-3554
Acoustical Material Services	$35,597.10	20100222-1887
The Tooles Contracting Group	$35,449.00	20100604-1716
F. Rodgers Corp.	$31,139.53	20100306-4139
Lewis Equipment Company	$31,121.49	20100402-1446
Pacific Coast Steel Inc.	$29,338.35	20100406-1340
Hendrick Screen Company	$27,603.83	20100602-3240
Apex Electric	$27,168.47	20100409-114	Released 20100924-839
Concrete Coring of Nevada, Inc.	$26,654.00	20100603-1199
The Reliable Automatic Sprinkler Co. Inc.	$24,193.22	20100308-131
Lone Mountain Excavation & Utilities	$22,450.11	20100601-2235
F. Rodgers Corporation	$21,906.81	20091202-3759	Beso Restaurant
Brand Energy Services LLC	$20,668.68	20100506-532
Brand Energy Services LLC	$20,668.68	20100513-2262	Researching if duplicate of 20100506-0532
Corradini Corp.	$19,724.00	20100511-2604
PWt Construction, Inc.	$18,745.79	20100310-2329	The Rodney Laugh Gallery dba The Laugh Road, Inc./ Amended 20100902-4452/Amended 20100921-4648
Reliable Steel Inc.	$18,013.00	20100421-1755
Pacific Coast Steel	$17,677.87	20100514-271
Waco Scaffolding & Equipment	$17,519.20	20100611-3892
Young Electric Sign Company	$17,108.00	20100614-3587
Avanti Glass and Mirror	$17,066.00	20100505-1342

Schedule I
Pending Mechanics Lien Claims
Revised 1/12/2011

Pacific Coast Steel Inc.	$16,230.00	20100406-1319
Southwest Circle Group, Inc.	$15,897.00	20100329-671
Rode Bros. Pacific Inc.	$15,748.00	20100504-1326	Amended 20100822-3198/20100820-1198/20100827-1339/Partial Recon 20101112-1830/Partial Recon 20101209-1298
Rode Bros. Pacific Inc.	$15,748.00	20101220-984
Urate & Sons Cement, Inc.	$13,996.30	20101209-1200
Insulation Contracting & Supply Inc.	$12,294.68	20100503-3745
Desert Boilers & Controls Inc.	$11,750.00	20100617-3412
Century Steel Inc.	$11,057.17	20100408-1332	—
Ahern Rentals	$10,895.47	20100507-493
Siemens Industry Inc.	$10,478.00	20100728-3178
Sierra Glass & Mirror	$10,444.56	20100916-2546
Oldcastle Glass	$10,368.65	20160420-910	Retail-BESO
Rock Island Rigging	$9,815.00	20100323-4054
H & E Equipment SVCS/403B	$9,545.78	20101214-1025
Sunbelt Controls, Inc.	$9,378.00	20101217-1300	Re-recorded 20101229-3341
Ahern Rentals	$9,243.63	20100513-541
Silver Steel Inc.	$9,159.00	29100419-2282
F. Rodgers Corporation	$9,159.00	20100308-1256	Beso
Omniteam, Inc.	$9,000.00	20100122-4281	Beso
Sherwin-Williams Company	$8,958.00	20100324-228
The Converse Professional Group	$8,862.01	20100827-1059
The Converse Professional Group	$8,862.01	20100827-1060
The Converse Professional Group	$8,862.01	20100827-1061
The Converse Professional Group	$8,862.01	20100827-1062
The Converse Professional Group	$8,862.01	20100827-1063
The Converse Professional Group	$8,862.01	20100827-1064
The Converse Professional Group	$8,862.01	20100827-1065
The Converse Professional Group	$8,862.01	20100827-1066
The Converse Professional Group	$8,862.01	20100827-1070
The Converse Professional Group	$8,862.01	20100827-1071
The Converse Professional Group	$8,862.01	20100827-1072
The Converse Professional Group	$8,862.01	20100827-1073
The Converse Professional Group	$8,862.01	20100827-1074
The Converse Professional Group	$8,862.01	20100827-1075
The Converse Professional Group	$8,862.01	20100827-1076
Control/Works, Inc.	$8,550.00	20100927-5360
Ahern Rentals	$8,473.88	20100507-495	Amended 20101207-2196
Avanti Glass and Mirror	$8,394.00	20100505-1344
Russ Steel Company, Inc.	$8,334.00	20100216-00401	Amended 20100222-00485
CG & B Enterprises	$7,938.08	20100511-2423
Siemens Industry Inc.	$7,760.00	20100728-3171
F. Rodgers Corp.	$7,755.44	20100505-4151
Jensen Pracast	$7,588.76	20100426-4071
ControlWorks, Inc.	$7,400.00	20100927-5361
Long Building Technology	$7,099.03	20100107-3024
RPM Mechanical Inc.	$7,068.30	20100810-952
F. Rodgers Corporation	$6,794.00	20100505-4138	Wolfgang Puck Pods
National Air Balance	$5,738.74	20100801-543
A-1 Concrete Cutting & Demo	$5,730.00	20100429-2793
Absolute Metals LLC	$5,522.08	20100427-747
Paramount Scaffold Inc.	$5,151.00	20100402-3281
Pacific Coast Steel Inc.	$4,972.00	20100406-1321
Century Steel Inc.	$4,724.00	20100406-1320
Paramount Scaffold Inc.	$4,530.00	20100217-4612
Avanti Glass and Mirror	$4,280.30	20100505-1343
Hyde Consulting Services, LLC	$4,267.50	20101022-3027
Lone Mountain Excavation & Utilities	$3,696.97	20100528-338
Las Vegas Supply	$3,633.12	20100419-4486
Lone Mountain Excavation a Utilities	$2,840.00	20100528-339
Ahern Rentals	$2,801.76	20100514-2742
Nevada Ready Mix Corporation	$2,619.00	20100217-2979
ProSpectra Contract Flooring	$2,580.49	20100407-778	Tourbillion
Pape Material Handling dba Pape Rents	$2,390.96	20100430-3988	Wolfgang Puck Pods
Reliable Steel Inc.	$2,149.00	20100421-1756
Pape Material Handling dba Pape Rents	$1,960.41	20100427-4225
Modernfold of Nevada LLC	$1,563.89	20100506-3923	Partial Recon 20101012-1111/Partial Recon 20101027-2517
Pacific Coast Steel Inc.	$1,282.16	20100406-1335
Century Steel Inc.	$1,273.65	20100406-1339

Schedule I
Pending Mechanics Lien Claims
Revised 1/12/2011

Reade & Associates	$1,062.70	20100405-3897
H & E Equipment SVCS/77	$968.69	20100513-3785
Pape Material Handling dba Pape Rents	$951.51	20100427-4224
Pape Material Handling dba Pape Rents	$778.32	20100427-4226
F. Rodgers Corp.	$622.00	20100817-715
Lone Mountain Excavation & Utilities	$545.02	20100528-342
F. Rodgers Corp.	$468.08	20100505-4141
F. Rodgers Corp.	$400.00	20100817-714

TOTAL	$496,225,524.53

Schedule II
Description of Work Relating to
Remaining Construction Costs
[see attached]
Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

Schedule II
Remaining Construction Costs

Estimated
Completion
Projects / Scopes	Guarantee

High limit slot room (Spin)	$2,000,000
Landscaping	1,500,000
Signage	1,500,000
Casino Lighting	1,000,000
Buffet layout	1,000,000
Gold Lounge	700,000
View Bar	400,000

Total	$8,100,000

Note:	Construction of some items listed above have already been substantially completed as of the Effective Date.
1 of 1

Schedule III
Schedule of Crystals TA Expenses as of the Date Hereof
[see attached]
Second Amended and Restated Sponsor
Completion Guarantee (MGM Resorts International)

Schedule III
Crystals TA Expenses

		Remaining
		Cost As	Cost per
Space	Sq Ft	Nov-10 PTD	Square Foot
With an Executed Lease
110/210	15,525	$2,831,800	$182
200	10,952	2,007,866	183
156/256	9,926	1,247,350	126
102	7,693	1,100,000	143
142	9,814	975,000	99
224	3,000	900,000	300
233	7,963	712,868	90
124	5,416	700,000	129
140	5,719	675,000	118
240	8,394	619,760	74
262	1,980	594,100	300
274	3,614	556,556	154
144	2,444	550,350	225
303	10,231	500,000	49
260/360	13,293	447,858	34
180	5,000	375,000	75
250	2,886	288,600	100
270	4,144	248,640	60
134	1,935	193,500	100
222	1,849	188,040	102
220	4,165	187,000	45
221	4,660	186,400	40
145	1,870	180,000	96
275	4,592	136,915	30

Subtotal	147,065	$16,402,604	$112

Without An Executed Lease
232	6,197	$3,098,500	$500
100	14,732	2,700,000	183
141	6,502	1,950,600	300
127	5,925	1,185,000	200
225	2,878	1,151,200	400
228	2,002	1,001,000	500
207	994	397,600	400
133	1,949	194,900	100
206	789	157,800	200
242	786	79,000	101

Subtotal	42,754	$11,915,600	$279

Not Yet Assigned to Any Spaces		$3,575,679
Reimbursements from Fendi and Beso		($5,128)

Total TA Funds Remaining to Pay	189,819	$31,888,755	$168